Semiannual Report

Emerging
Markets
Stock Fund

April 30, 2002


T. Rowe Price



REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Emerging Markets Stock Fund

o Stocks in emerging countries surged in the six-month period ended April 30, 2002. Cyclical shares outpaced other segments.

o The fund rose more than 30% in the last six months but lagged its benchmarks slightly because we emphasized growth stocks and underweighted cyclicals.

o We are encouraged by trends in Southeast Asia and increased our exposure there.

o We believe emerging markets as a group will continue to perform well as global economies recover steadily.



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Fellow Shareholders

Emerging markets surged in the six-month period ended April 30, 2002, thanks to stimulative fiscal and monetary policies around the world and improving global growth prospects. Stocks in most emerging countries produced strong double-digit returns, which were enhanced by the U.S. dollar's weakness versus many local currencies. Two notable exceptions were Argentina, whose economy and currency collapsed at the beginning of 2002, and Israel, which has been rocked by intensifying terrorism.


Performance Comparison
--------------------------------------------------------------------------------


Periods Ended 4/30/02                             6 Months            12 Months
--------------------------------------------------------------------------------
Emerging Markets Stock Fund                          31.60%                7.51%

MSCI Emerging Markets
Free Index                                           33.67                10.32

Lipper Emerging Markets
Funds Average                                        32.39                11.36


Your fund posted a strong return of 31.60% in the last six months and a smaller gain of 7.51% for the 12-month period ended April 30. As shown in the table, the fund slightly lagged its benchmarks in both periods.

Although the performance of our holdings was quite favorable, our emphasis on growth companies in a robust period for cyclical stocks limited our gains. In particular, underweightings in the materials, consumer durables, and auto sectors and high exposure to telecommunications companies hurt our relative performance. However, overweighting technology hardware and low exposure to software and utility companies were beneficial.

Our country weightings also helped relative performance in the last six months. Underweighting South Africa and China and abandoning Argentina greatly added value. Overweighting South Korea, whose stock market soared 75%, was another major positive. Our positions in Israel and Egypt detracted from results.


MARKET AND PORTFOLIO REVIEW

Although Southeast Asian economies remain weak, we are encouraged by financial system reforms, stabilization of property values, and recovering domestic demand. During the last six months, we added to our holdings in this region, primarily Thailand and Malaysia. In the former, we purchased Thai Farmers Bank, which is showing signs of improved operating profitability; in the latter, where we believe consumer spending can grow, we purchased leisure groups Genting Berhad and Magnum and initiated a position in Telekom Malaysia.


Market Performance
--------------------------------------------------------------------------------

(In U.S. Dollar Terms)
Periods Ended 4/30/02                             6 Months            12 Months
--------------------------------------------------------------------------------

Brazil                                               33.36%              -6.95%

India                                                13.49                -1.92

Israel                                              -19.19               -39.48

Malaysia                                             36.87                43.16

Mexico                                               29.38                20.29

Russia                                               60.31                70.19

South Africa                                         20.92                -1.47

South Korea                                          74.92                65.05

Taiwan                                               47.17                 7.04

Thailand                                             44.69                26.11

Source: RIMES Online, using MSCI indices.


The economies of China and India, which have large domestic markets and are less dependent on exports than other countries in the region, continued to grow during last year's global downturn. We purchased additional shares of Chinese oil major CNOOC, which has a monopoly on exploration and production of offshore oil, very rapid volume growth, and low extraction costs. Although there are few new drivers for India's domestic economy, we anticipate an improving outlook for the software sector and started rebuilding positions in Wipro and Infosys Technologies, which we had sold in November when the environment was becoming less favorable.

To fund our new Asian investments, we reduced our exposure to Latin America, where companies with attractive growth prospects and reasonable valuations are becoming harder to find. We trimmed positions in Brazilian food retailer Brasileira de Distribuicao Grupo Pao de Acucar, energy group Petroleo Brasileiro (Petrobras), and Mexican media company Grupo Televisa. We also sold some shares of Brazilian beverage company Ambev, where we foresee unexciting beer volume growth in the next 12 to 18 months.

In emerging Europe, we trimmed Hungarian generic pharmaceutical producer EGIS after a period of strong performance. In Russia, we reduced our exposure to Lukoil-which had performed very well-and purchased additional shares of YUKOS, which is more attractively valued and has a stronger oil production profile.

In other parts of the emerging world, we increased our exposure to Turkey as the country took steps to address its macroeconomic problems, and the likelihood of international financial aid increased. Bank reform, including recapitalization, is a key component of Turkey's IMF-sponsored recovery plan, so we bought Turkiye Garanti Bankasi. In South Africa, we purchased shares of FirstRand and other banks that appeared very inexpensive compared with their global sector peers. We also bought Anglo American Platinum to increase our natural resource-related holdings.


Far East
South Korea was one of the best-performing emerging countries in the last six months. The consumer sector is strong, helped by government spending, and consumer credit has grown rapidly. In addition, Moody's raised the country's credit rating more than expected at the end of March. Stocks in many sectors rose, including technology, automotive, materials, and consumer durables. Samsung Electronics, Samsung Fire & Marine Insurance, LG Chemical, and brewery Lotte Chilsung Beverage jumped more than 100% and were among the best contributors to fund performance.


Geographic Diversification
--------------------------------------------------------------------------------

Far East                      51%

Latin America                 20%

Africa and Middle East        12%

Europe                        12%

Other and Reserves             5%


Technology holdings in Taiwan also contributed significantly to your fund's returns. Rising prices for DRAM semiconductors and indications of increasing capacity utilization boosted Powerchip more than 200%, while accelerating demand and price increases for flat panel screens lifted shares of Au Optronics by a similar amount. We sold both of these holdings by the end of April. Leading semiconductor firms Taiwan Semiconductor Manufacturing and United Microelectronics outperformed amid improved demand and steady increases in capacity utilization and monthly sales.


Latin America
Your fund's Latin American exposure is concentrated in Mexico and Brazil with very low allocations to Chile, Peru, and Venezuela. We exited Argentina's stock market in December, selling virtually all of our small position in energy group Perez Companc.

Mexico was not affected by Argentina's downward spiral; in fact, Mexican stocks climbed nearly 30% in the last six months. Factors driving the market included close ties to the improving U.S. economy, a relatively steady currency, rising oil prices, and the receipt of investment-grade credit ratings from two rating agencies. Two of our best holdings in Mexico were beverage bottler Coca-Cola Femsa and Wal-Mart de Mexico.

Brazil resisted the contagion from neighboring Argentina and performed very well in the last six months. Power rationing ended, economic indicators fell less steeply, and the currency stabilized, which allowed the central bank to ease interest rates twice. However, a defection from the ruling coalition could hamper the government's efforts to push reforms through Congress ahead of October's presidential election and strengthen the position of left-wing candidate Luis Inacio da Silva ("Lula").


Emerging Europe and the Middle East
Central European markets climbed, as investors focused on the progress countries are making toward gaining membership in the European Union. Ceska Sporitelna in the Czech Republic and other banks made strong gains amid growth in consumer lending and fees, while Estonian telecommunications company Eesti Telekom bucked the negative global telecom trend and rose almost 60%. Hungarian pharmaceutical company EGIS also performed well, rising amid favorable prospects for its proprietary anti-anxiety drug.


Industry Diversification
--------------------------------------------------------------------------------

                                                      Percent of Net Assets
                                                  10/31/01              4/30/02
--------------------------------------------------------------------------------

Financials                                            19.8%                23.8%

Information Technology                                16.6                 22.5

Telecommunications Services                           19.5                 13.1

Consumer Staples                                       9.0                  8.9

Energy                                                 8.6                  7.2

Consumer Discretionary                                 6.7                  7.2

Materials                                              6.2                  6.6

Industrials and Business Services                      4.5                  3.0

Health Care                                            3.5                  2.4

All Other                                              1.3                  0.2

Reserves                                               4.3                  5.1
--------------------------------------------------------------------------------
Total                                                100.0%               100.0%


Russia's stock market surged 60% in the last six months amid rising oil prices, President Putin's rapid reform efforts, and the country's improved geopolitical relationship with the West. Energy stocks outperformed, particularly Sibneft and YUKOS, both of which jumped more than 100%. During the period, we purchased shares of Wimm-Bill-Dann Foods, the country's leading dairy product and fruit juice manufacturer.

In the Middle East, stock markets generally fared poorly as Israeli-Palestinian violence escalated. In Israel, both domestic and export-oriented sectors declined, but Orbotech, which has a monopoly in flat-panel screen testing, rose 20%. Security systems and software group Check Point Software Technologies fell sharply after lowering its sales growth estimates. Our view is that the company's difficulties are due to the cyclical slowdown in corporate purchasing. We believe that Check Point's competitive position is solid and that its sales will rise as corporate IT spending recovers.


OUTLOOK

Emerging market investors are concerned about the shape of the economic recovery in the U.S. and overseas. Our view is that the global recovery will be steady and that emerging markets can continue to perform well. Stock valuations remain low relative to their peers in developed markets. Earnings and economies are still depressed, but they should improve. We believe prospects for Asia, which is more exposed to increases in international trade, are better than prospects for Latin America. Nevertheless, we will continue to look around the world for companies with the potential to be global leaders in their industries.


Respectfully submitted,

John R. Ford
President, T. Rowe Price International Funds, Inc.

May 23, 2002



T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------


Portfolio Highlights
--------------------------------------------------------------------------------


TWENTY-FIVE LARGEST HOLDINGS


                                                           Percent of
                                                           Net Assets
                                                              4/30/02
--------------------------------------------------------------------------------

Samsung Electronics, South Korea                                  7.1%
Taiwan Semiconductor Manufacturing, Taiwan                        3.0
United Microelectronics, Taiwan                                   2.7
South Korea Telecom, South Korea                                  2.4
Petroleo Brasileiro (Petrobras), Brazil                           2.3
--------------------------------------------------------------------------------
Telmex, Mexico                                                    1.9
YUKOS, Russia                                                     1.9
Wal-Mart de Mexico, Mexico                                        1.9
Lukoil, Russia                                                    1.8
Kookmin Bank, South Korea                                         1.6
--------------------------------------------------------------------------------
Nedcor, South Africa                                              1.4
Shinhan Financial, South Korea                                    1.3
Grupo Financiero BBVA Bancomer, Mexico                            1.3
EGIS, Hungary                                                     1.3
Coca-Cola Femsa, Mexico                                           1.2
--------------------------------------------------------------------------------
Samsung Fire & Marine Insurance, South Korea                      1.2
America Movil, Mexico                                             1.2
Hyundai Motor, South Korea                                        1.2
Orbotech, Israel                                                  1.1
Check Point Software Technologies, Israel                         1.0
--------------------------------------------------------------------------------
Cemex Participating Certificates, Mexico                          1.0
Resorts World, Malaysia                                           1.0
HDFC Bank, India                                                  1.0
Anglo American, United Kingdom                                    1.0
Mobile Telesystems, Russia                                        0.9
--------------------------------------------------------------------------------
Total                                                            43.7%


Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.



T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------


Performance Comparison
--------------------------------------------------------------------------------


This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


EMERGING MARKETS STOCK FUND


                   MSCI                Lipper
                   Emerging            Emerging           Emerging
                   Markets             Markets            Markets
                   Free                Funds              Stock
                   Index               Average            Fund
--------------------------------------------------------------------------------

3/31/95            10,000              10,000             10,000
4/30/95            10,449              10,429             10,460
4/30/96            11,951              12,337             12,131
4/30/97            12,464              13,497             12,888
4/30/98            10,652              12,507             12,828
4/30/99             9,567              10,363             10,375
4/30/00            11,682              13,306             15,547
4/30/01             8,676               9,753             11,749
4/30/02             9,571              10,726             12,632



Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                                 Since    Inception
4/30/02             1 Year     3 Years      5 Years       Inception         Date
--------------------------------------------------------------------------------
Emerging Markets
Stock Fund           7.51%       6.78%       -0.40%           3.35%      3/31/95


Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------
Unaudited


Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------


              6 Months        Year
                 Ended       Ended
               4/30/02    10/31/01   10/31/00   10/31/99   10/31/98   10/31/97

NET ASSET VALUE

Beginning of
period         $   9.15   $  12.42   $  11.08   $   7.95   $  11.08   $  11.59

Investment activities

  Net investment
  income (loss)    0.04       0.02      (0.02)     (0.01)*     0.05*      0.02*

  Net realized
  and unrealized
  gain (loss)      2.85      (3.30)      1.34       3.18      (3.06)     (0.23)

  Total from
  investment
  activities       2.89      (3.28)      1.32       3.17      (3.01)     (0.21)

Distributions

  Net investment
  income          (0.01)        --         --      (0.04)        --      (0.04)

  Net realized
  gain               --         --         --         --      (0.15)     (0.30)

  Total
  distributions   (0.01)        --         --      (0.04)     (0.15)     (0.34)

  Redemption fees
  added to
  paid-in-capital    --       0.01       0.02         --       0.03       0.04


NET ASSET VALUE

End of
period         $  12.03   $   9.15   $  12.42   $  11.08   $   7.95   $  11.08
               -----------------------------------------------------------------


Ratios/Supplemental Data

Total return
(diamond)         31.60%    (26.33)%    12.09%     40.08%*   (27.31)%*  (1.60)%*

Ratio of total
expenses to
average net
assets           1.51%!       1.58%      1.50%      1.75%*     1.75%*     1.75%*

Ratio of net
investment
income (loss)
to average
net assets       0.73%!       0.19%     (0.12)%    (0.14)%*    0.46%*     0.21%*

Portfolio
turnover rate    88.6%!       70.3%      56.1%      59.0%      54.5%      84.3%

Net assets,
end of period
(in thousands) $189,490   $131,436   $152,990   $108,418   $ 69,752   $119,285

(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

        !  Annualized

        * Excludes expenses in excess of a 1.75% voluntary expense limitation in effect through 10/31/01.


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2002


Portfolio of Investments                            Shares                Value
--------------------------------------------------------------------------------
                                                                    In thousands


ARGENTINA  0.0%

Common Stocks  0.0%

Perez Companc *                                          5      $             0

Total Argentina (Cost $0)                                                     0


BRAZIL  6.9%

Common Stocks  2.6%

Brasileira de Distribuicao Grupo Pao de Acucar
ADR (USD) (miscelleanous footnote symbol)           47,418                1,114

Companhia Vale do Rio Doce ADR
  (1 ADR represents 1 common stock) (USD) *          5,600                  153

Companhia Vale do Rio Doce ADR
  (1 ADR represents 1 preferred A share)
  (USD) (miscelleanous footnote symbol)             55,000                1,477

Embraer Aircraft ADR (USD)
(miscelleanous footnote symbol)                     45,105                1,039

Tele Norte Leste Participacoes ADR (USD)            24,000                  303

Telebras ADR (USD)
(miscelleanous footnote symbol)                     25,580                  800

                                                                          4,886


Preferred Stocks  4.3%

Ambev                                            6,709,705                1,392

Banco Bradesco                                  49,000,000                  289

Banco Itau                                      19,329,600                1,535

Petroleo Brasileiro (Petrobras)                    185,390                4,312

Telemar Norte Leste                             32,500,000                  714

                                                                          8,242

Total Brazil (Cost $13,695)                                              13,128


CHILE  0.6%

Common Stocks  0.6%

Banco Santiago ADR (USD)
(miscelleanous footnote symbol)                     49,529                  956

Embotelladora Andina ADR (USD)
(miscelleanous footnote symbol)                     29,989                  243

Total Chile (Cost $1,491)                                                 1,199


EGYPT  0.4%

Common Stocks  0.4%

Egyptian Company for Mobile Services               119,821                  723

Total Egypt (Cost $2,412)                                                   723


ESTONIA  1.4%

Common Stocks  1.4%

Eesti Telekom GDR (USD)                             92,663      $         1,404

Hansabank                                           96,000                1,204

Total Estonia (Cost $2,946)                                               2,608


GREECE  0.1%

Common Stocks  0.1%

Antenna TV ADR (USD) *                             177,035                  243

Total Greece (Cost $3,146)                                                  243


HONG KONG  1.4%

Common Stocks  1.4%

China Mobile (Hong Kong) *                         338,000                1,107

CNOOC (miscelleanous footnote symbol)              784,500                1,041

Yanzhou Coal Mining                              1,406,000                  564

Total Hong Kong (Cost $1,916)                                             2,712


HUNGARY  2.5%

Common Stocks  2.5%

EGIS                                                42,507                2,392

Gedeon Richter                                      18,969                1,206

OTP Bank                                           130,090                1,154

Total Hungary (Cost $3,469)                                               4,752


INDIA  4.5%

Common Stocks  4.5%

HDFC Bank                                          407,000                1,834

Hindustan Lever                                    325,370                1,348

Housing Development Finance                         83,500                1,110

ICICI                                              965,475                1,104

ICICI ADR (USD) (miscelleanous footnote symbol)     50,190                  319

ICICI Bank                                         184,204                  425

Infosys Technologies                                12,600                  946

Moser-Baer                                         112,000                  614

Wipro                                               27,200      $           856

Total India (Cost $8,876)                                                 8,556


ISRAEL  3.8%

Common Stocks  3.8%

Check Point Software Technologies (USD) *
(miscelleanous footnote symbol)                    108,415                1,966

NICE Systems ADR (USD) *                            64,570                  806

Orbotech (USD) *(miscelleanous footnote symbol)     80,553                2,093

Partner Communications ADR (USD) *                 299,930                1,377

Teva Pharmaceutical ADR (USD)                       16,450                  923

Total Israel (Cost $9,307)                                                7,165


MALAYSIA  6.8%

Common Stocks  6.8%

AMMB Holdings                                      688,000                1,086

Berjaya Sports Toto                                245,000                  593

British American Tobacco                            37,200                  348

Genting Berhad                                     163,000                  669

Hong Leong Bank                                    923,000                1,312

Magnum                                           1,263,000                  987

Malayan Banking Berhad                             488,800                1,184

Resorts World                                      674,000                1,862

RHB Capital                                      1,345,000                  903

Road Builder                                       491,000                  801

Sime Darby                                         813,000                1,155

Technology Resources (Ordinary Shares) *         1,228,000                  863

Technology Resources (Restricted Shares) *         347,000                  229

Telekom Malaysia                                   330,000                  842

Total Malaysia (Cost $10,732)                                            12,834


MEXICO  11.2%

Common Stocks  11.2%

America Movil (Series L) ADR (USD)                 122,890                2,292

Cemex Participating Certificates
  (Represents 2 Series A and
  1 Series B shares)                               310,085                1,965

Coca-Cola Femsa (Series L) ADR (USD) *              85,000                2,361

Femsa UBD Units (Represents 1 Series B
and 4 Series D shares)                             223,040      $         1,071

Grupo Aeroportuario del Sureste ADR (USD) *         47,000                  794

Grupo Financiero BBVA Bancomer *
(miscelleanous footnote symbol)                  2,478,600                2,462

Grupo Modelo (Series C) (miscelleanous
footnote symbol)                                   409,000                1,109

Grupo Televisa ADR (USD) *(miscelleanous
footnote symbol)                                    30,261                1,368

Kimberly-Clark de Mexico (Series A)
(miscelleanous footnote symbol)                    226,000                  723

Telmex (Series L) ADR (USD)                         96,900                3,667

Wal-Mart de Mexico (miscelleanous
footnote symbol)                                 1,049,530                3,511

Total Mexico (Cost $12,868)                                              21,323


PERU  0.8%

Common Stocks  0.8%

Compania de Minas Buenaventura
(Series B) ADR (USD)                                53,700                1,432

Total Peru (Cost $958)                                                    1,432


POLAND  0.3%

Common Stocks  0.3%

Computerland *                                      14,102                  432

Telekomunikacja Po *                                56,650                  190

Total Poland (Cost $394)                                                    622


PORTUGAL  0.1%

Common Stocks  0.1%

Portugal Telecom ADR (USD)                          19,660                  143

Total Portugal (Cost $149)                                                  143


RUSSIA  6.0%

Common Stocks  6.0%

AO Mosenergo ADR (USD)                             103,100                  435

Lukoil (USD)                                        45,120                  800

Lukoil ADR (USD)                                    37,040                2,690

Mobile Telesystems ADR (USD)                        55,460                1,739

Sibneft ADR (USD) (miscelleanous
footnote symbol)                                    54,200                  994

Vimpel-Communications ADR (USD) *
(miscelleanous footnote symbol)                     17,000                  403

Wimm-Bill-Dann Foods ADR (USD) *
(miscelleanous footnote symbol)                     32,400                  763

YUKOS ADR (USD) (miscelleanous
footnote symbol)                                    24,470      $         3,609

Total Russia (Cost $8,222)                                               11,433


SOUTH AFRICA  5.6%

Common Stocks  5.6%

ABSA Group                                         319,200                  931

Anglo American Platinum                             26,800                1,278

BoE Limited                                      1,551,200                  501

FirstRand (miscelleanous footnote symbol)        1,681,900                1,250

Nedcor                                             209,200                2,696

New Clicks                                       1,648,000                1,054

Pick 'N Pay Stores                                 996,100                1,190

Sanlam                                           1,984,210                1,662

Total South Africa (Cost $10,741)                                        10,562


SOUTH KOREA  21.9%

Common Stocks  21.9%

Daelim Industrial                                   56,000                  682

Hana Bank                                           61,160                  802

Hite Brewery                                        11,560                  650

Hyundai Department Store                            18,700                  590

Hyundai Motor                                       59,940                2,232

Kookmin Bank                                        68,306                3,121

KT Corporation ADR (USD) (miscelleanous
footnote symbol)                                    45,603                1,033

Kumgang Korea Chemical                               4,780                  541

LG Chemical                                         39,170                1,188

LG Household & Health Care                          55,770                1,722

Lotte Chilsung Beverage                              1,940                1,106

Lotte Confectionery                                    420                  212

NCsoft *                                             8,130                1,419

Pacific Corporation                                  3,290                  382

Pohang Iron & Steel                                  9,200                  917

Samsung Electro Mechanics                           11,500                  680

Samsung Electronics                                 45,255               13,412

Samsung Fire & Marine Insurance *                   34,090                2,314

Samsung Securities *                                44,000                1,485

Shinhan Financial                                  183,100      $         2,486

South Korea Telecom                                 22,890                4,466

Total South Korea (Cost $23,630)                                         41,440


SWITZERLAND  0.3%

Common Stocks  0.3%

Compagnie Financiere Richemont (ZAR)               234,500                  530

Total Switzerland (Cost $457)                                               530


TAIWAN  13.2%

Common Stocks  13.2%

Ambit Microsystems                                 103,700                  470

Asustek Computer                                   431,750                1,563

China Development Financial                        497,433                  347

China Trust Commercial Bank                      1,526,245                1,351

Compal Electronics                                 332,000                  446

Compeq Manufacturing *                             354,000                  623

Delta Electronics                                  289,000                  504

Faraday Technology                                 100,000                  482

Formosa Plastic                                    510,000                  597

Fubon Financial Holding *                          742,000                  758

Hon Hai Precision Industry                         170,768                  749

Nan Ya Plastic                                     360,000                  375

President Chain Store                              463,184                  808

Quanta Computer *                                   99,566                  339

Realtek Semiconductor GDR (USD) *                   26,400                  495

Siliconware Precision Industries                   783,711                  739

Sunplus Technology                                 251,000                  869

Taiwan Cellular                                    670,621                  822

Taiwan Semiconductor Manufacturing               2,217,943                5,598

Unimicron Technology                               451,000                  523

United Microelectronics                          3,296,627                5,039

Wan Hai Lines                                    1,266,000                  661

Yageo *                                          1,105,000                  918

Total Taiwan (Cost $22,197)                                              25,076


THAILAND  2.9%

Common Stocks and Rights  2.9%

Advanced Info Service                              276,600      $           262

Bangkok Bank (Foreign Shares) *                    167,000                  247

Bangkok Bank (Local Shares) *                    1,131,000                1,347

PTT                                                420,800                  289

Siam Commercial Bank (Foreign Shares) *            693,000                  399

Siam Commercial Bank (Local Shares) *            2,144,000                1,205

TelecomAsia, Rights *                              187,357                    0

Thai Farmers Bank (Foreign Shares) *               230,000                  162

Thai Farmers Bank (Local Shares) *               2,656,000                1,566

Total Thailand (Cost $5,393)                                              5,477


TURKEY  2.4%

Common Stocks  2.4%

Aksigorta *                                    101,358,300                  741

Migros Turk                                     15,704,000                1,007

Tansas *                                        92,464,296                  100

Turkcell Iletisim Hizmetleri                   110,678,600                  743

Turkiye Garanti Bankasi                        427,041,000                  796

Yapi ve Kredi Bankasi                          393,831,000                1,130

Total Turkey (Cost $4,659)                                                4,517


UNITED KINGDOM  1.4%

Common Stocks  1.4%

Anglo American (ZAR)                               114,800                1,815

Old Mutual (ZAR)                                   547,500                  878

Total United Kingdom (Cost $2,319)                                        2,693


VENEZUELA  0.4%

Common Stocks  0.4%

Compania Anonima Nacional Telefonos de Venezuela
  (Series D) ADR (USD)                              47,183                  691

Total Venezuela (Cost $1,321)                                               691


SHORT-TERM INVESTMENTS  4.2%

Money Market Funds  4.2%

T. Rowe Price Reserve
Investment Fund, 2.07% #                         7,916,862      $         7,917

Total Short-Term
Investments (Cost $7,917)                                                 7,917

Total Investments
in Securities
99.1% of Net Assets
(Cost $159,215)                                                 $       187,776

Other Assets Less Liabilities                                             1,714

NET ASSETS                                                      $       189,490
                                                                ---------------


              #   Seven-day yield

              *   Non-income producing

 (miscelleanous
footnote symbol)  All or a portion of this security is on loan at April 30,
                  2002 - See Note 2

            ADR   American Depository Receipts

            GDR   Global Depository Receipts

            USD   United States dollar

            ZAR   South African rand



T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2002


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands


Assets

Investments in securities,
at value (cost $159,215)                                   $  187,776

Securities lending collateral                                  11,346

Other assets                                                    8,751

Total assets                                                  207,873


Liabilities

Obligation to return securities
lending collateral                                             11,346

Other liabilities                                               7,037

Total liabilities                                              18,383


NET ASSETS                                                 $  189,490
                                                           ----------

Net Assets Consist of:

Undistributed net investment
income (loss)                                              $      573

Undistributed net
realized gain (loss)                                          (43,493)

Net unrealized
gain (loss)                                                    28,545

Paid-in-capital applicable
to 15,752,599 shares of
$0.01 par value capital
stock outstanding;
2,000,000,000 shares
of the Corporation
authorized                                                    203,865

NET ASSETS                                                 $  189,490
                                                           ----------

NET ASSET VALUE PER SHARE                                  $    12.03
                                                           ----------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                             6 Months
                                                                Ended
                                                              4/30/02

Investment Income (Loss)

Income

  Dividend (net of foreign
  taxes of $175)                                           $    1,742

  Securities lending                                               41

  Interest (net of foreign
  taxes of $38)                                                    26

  Total income                                                  1,809


Expenses

  Investment management                                           864

  Shareholder servicing                                           203

  Custody and accounting                                           89

  Legal and audit                                                  24

  Prospectus and shareholder reports                               18

  Registration                                                     12

  Proxy and annual meeting                                          4

  Directors                                                         3

  Miscellaneous                                                     3

  Total expenses                                                1,220


Net investment income (loss)                                      589


Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities (including foreign
  tax refunds of $21)                                         (13,687)

  Foreign currency transactions                                  (296)

  Net realized gain (loss)                                    (13,983)


Change in net unrealized gain (loss)

  Securities                                                   55,087

  Other assets and liabilities
  denominated in foreign currencies                                41

  Change in net
  unrealized gain (loss)                                       55,128

  Net realized and
  unrealized gain (loss)                                       41,145


INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $   41,734
                                                           ----------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                  6 Months                 Year
                                                     Ended                Ended
                                                   4/30/02             10/31/01

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)             $           589      $           289

  Net realized gain (loss)                         (13,983)             (18,718)

  Change in net unrealized
  gain (loss)                                       55,128              (29,199)

  Increase (decrease)
  in net assets
  from operations                                   41,734              (47,628)


Distributions to shareholders

  Net investment income                               (145)                  --


Capital share transactions *

  Shares sold                                       55,925               87,380

  Distributions reinvested                             134                   --

  Shares redeemed                                  (39,680)             (61,427)

  Redemption fees received                              86                  121

  Increase (decrease)
  in net assets
  from capital
  share transactions                                16,465               26,074


Net Assets

Increase (decrease)
during period                                       58,054              (21,554)

Beginning of period                                131,436              152,990

End of period                              $       189,490      $       131,436
                                           -------------------------------------


*Share information

  Shares sold                                        4,976                7,697

  Distributions reinvested                              13                   --

  Shares redeemed                                   (3,602)              (5,651)

  Increase (decrease)
  in shares
  outstanding                                        1,387                2,046


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2002


Notes to Financial Statements
--------------------------------------------------------------------------------



NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Emerging Markets Stock Fund, a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1995. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located, or with primary operations, in emerging markets.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Redemption Fees The fund assesses a 2% fee on redemptions of fund shares held less than 1 year. Such fees are retained by the fund and have the primary effect of increasing paid-in capital.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Emerging Markets At April 30, 2002, approximately 93% of the fund's net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At April 30, 2002, the value of loaned securities was $10,834,000; aggregate collateral consisted of $11,346,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $81,159,000 and $68,496,000, respectively, for the six months ended April 30, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Income and capital gain distributions determined in accordance with federal income tax regulations differ from net investment income and realized gains recognized for financial reporting purposes and, accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

     The fund intends to retain realized gains that may be offset by available capital loss carryforwards for tax purposes. As of October 31, 2001, the fund's most recent tax year-end, the fund had $28,985,000 of capital loss carryforwards available to offset future realized gains, $10,590,000 of which expire in 2006, $314,000 expire in 2007, and $18,081,000 expire in 2009.

     At April 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $159,215,000. Net unrealized gain aggregated $28,561,000 at period-end, of which $42,399,000 related to appreciated investments and $13,838,000 related to depreciated investments.


NOTE 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

     Gains realized upon disposition of Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities. At April 30, 2002, the fund has a capital gain tax refund receivable of $141,000, no deferred tax liability, and $2,828,000 of capital loss carryforwards expiring in 2009.


NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $165,000 was payable at April 30, 2002. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At April 30, 2002, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these related party agreements totaled approximately $208,000 for the six months ended April 30, 2002, of which $43,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the six months ended April 30, 2002, the fund was allocated $12,000 of Spectrum expenses, $3,000 of which was payable at period-end. At April 30, 2002, approximately 2% of the outstanding shares of the fund were held by Spectrum.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2002, totaled $57,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------


About the Fund's Directors and Officers
--------------------------------------------------------------------------------


Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc.; "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Directors


Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Other Directorships of Public Companies
--------------------------------------------------------------------------------

Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
2001
--------------------------------------------------------------------------------

Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
1991                            estate developers
--------------------------------------------------------------------------------

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
1988
--------------------------------------------------------------------------------

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
2001                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers
--------------------------------------------------------------------------------

Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
2001                            Inc., The Rouse Company, and US Airways Group,
                                Inc.
--------------------------------------------------------------------------------

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
2001                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company
--------------------------------------------------------------------------------

Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
2001
--------------------------------------------------------------------------------

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1996                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.




Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Other Directorships of Public Companies
--------------------------------------------------------------------------------

James S. Riepe                  Director and Managing Director, T. Rowe Price;
(6/25/43)                       Vice Chairman of the Board, Director, and
2002 [98]                       Managing Director, T. Rowe Price Group, Inc.;
                                Chairman of the Board and Director, T. Rowe
                                Price Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Vice President,
                                International Funds
--------------------------------------------------------------------------------

M. David Testa                  Chief Investment Officer, Director, and Managing
(4/22/44)                       Director, T. Rowe Price; Vice Chairman of the
1979 [98]                       Board, Chief Investment Officer, Director, and
                                Managing Director, T. Rowe Price Group, Inc.;
                                Director and Chairman of the Board, T. Rowe
                                Price Global Asset Management Limited; Vice
                                President and Director, T. Rowe Price Trust
                                Company; Director, T. Rowe Price Global
                                Investment Services Limited and T. Rowe Price
                                International, Inc.; Vice President,
                                International Funds
--------------------------------------------------------------------------------

Martin G. Wade
(2/16/43)
1982 [15]                       Managing Director, T. Rowe Price; Director and
                                Managing Director, T. Rowe Price Group, Inc.;
                                Chairman of the Board and Director, T. Rowe
                                Price Global Investment Services Limited and
                                T. Rowe Price International, Inc.; Director,
                                T. Rowe Price Global Asset Management Limited;
                                Chairman of the Board, International Funds
--------------------------------------------------------------------------------
*Each inside director serves until the election of a successor.



Officers


Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------

Christopher D. Alderson (3/29/62)       Managing Director, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Group, Inc.; Vice
                                        President, T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Mark C.J. Bickford-Smith (4/30/62)      Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, International Funds          Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc.
--------------------------------------------------------------------------------

Michael J. Conelius (6/16/64)           Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.
--------------------------------------------------------------------------------

Ann B. Cranmer (3/23/47)                Vice President, T. Rowe Price Group,
Assistant Vice President,               Inc., and T. Rowe Price International,
International Funds                     Inc.; Vice President and Secretary,
                                        T. Rowe Price Global Asset Management
                                        Limited and T. Rowe Price Global
                                        Investment Services Limited
--------------------------------------------------------------------------------

Frances Dydasco (5/8/66)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Mark J.T. Edwards (10/27/57)            Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Roger L. Fiery III (2/10/59)            Vice President, T. Rowe Price, T. Rowe
Assistant Vice President,               Price Group, Inc., and T. Rowe Price
International Funds                     International, Inc.
--------------------------------------------------------------------------------

John R. Ford (11/25/57)                 Managing Director, T. Rowe Price and
President, International Funds          T. Rowe Price Group, Inc.; Director,
                                        Chief Investment Officer, and Vice
                                        President, T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Henry H. Hopkins (12/23/42)             Managing Director, T. Rowe Price;
Vice President, International Funds     Director and Managing Director, T. Rowe
                                        Price Group, Inc.; Vice President,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.; Vice President and Director,
                                        T. Rowe Price Investment Services, Inc.,
                                        T. Rowe Price Services, Inc., and
                                        T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Ian D. Kelson (8/16/56)                 Managing Director, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Group, Inc.; formerly Head
                                        of Fixed Income, Morgan Grenfell/
                                        Deutsche Asset Management (to 2000)
--------------------------------------------------------------------------------

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, International Funds          and T. Rowe Price Investment Services,
                                        Inc.
--------------------------------------------------------------------------------

Ian J. Macdonald (1/7/62)               Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, International Funds         Price Group, Inc., and T. Rowe Price
                                        Trust Company
--------------------------------------------------------------------------------

George A. Murnaghan (5/1/56)            Managing Director, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Group, Inc.; Vice
                                        President, T. Rowe Price International,
                                        Inc., T. Rowe Price Investment Services,
                                        Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Gonzalo Pangaro (11/27/68)              Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

D. James Prey III (11/26/59)            Vice President, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Robert Revel-Chion (3/9/65)             Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Christopher J. Rothery (5/26/63)        Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

James B.M. Seddon (6/17/64)             Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Robert W. Smith (4/11/61)               Managing Director, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Group, Inc.; Vice
                                        President, T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Benedict R.F. Thomas (8/27/64)          Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Justin Thomson (1/14/68)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.; formerly Portfolio Manager, G.T.
                                        Capital/Invesco (to 1998)
--------------------------------------------------------------------------------

David J.L. Warren (4/14/57)             Managing Director, T. Rowe Price and
Executive Vice President,               T. Rowe Price Group, Inc.; Director,
International Funds                     Chief Executive Officer, and President,
                                        T. Rowe Price International, Inc.;
                                        Director, T. Rowe Price Global Asset
                                        Management Limited
--------------------------------------------------------------------------------

William F. Wendler II (3/14/62)         Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.
--------------------------------------------------------------------------------

Richard T. Whitney (5/7/58)             Managing Director, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Group, Inc.; Vice
                                        President, T. Rowe Price International,
                                        Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Edward A. Wiese, CFA (4/12/59)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company; Director, Chief
                                        Investment Officer, and Vice President,
                                        T. Rowe Price Savings Bank
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------



Investment Services and Information


KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

     Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

     Automatic Investing. From your bank account or paycheck.

     Automatic Withdrawal. Scheduled, automatic redemptions.

     IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

     Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

     Consolidated Statement. Overview of all of your accounts.

     Shareholder Reports. Manager reviews of their strategies and results.

     T. Rowe Price Report. Quarterly investment newsletter.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and markets.

     Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.


     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------



T. Rowe Price Retirement Services


     T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.


PLANNING TOOLS AND SERVICES

     T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

     Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

     IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

     Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


INVESTMENT VEHICLES

     Individual Retirement Accounts (IRAs)

     No-Load Variable Annuities

     Small Business Retirement Plans



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------


STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing. T. Rowe Price Investment Services, Inc.

T. Rowe Price Invest with Confidence(registered trademark)

100 East Pratt Street
Baltimore, MD 21202

F05-051  4/30/02